Note 9 - Taxes on Income - Schedule of Deferred Tax amounts (Details) (USD $)	Jul. 31, 2012	Jul. 31, 2011	Jul. 31, 2010
CANADA
Net operating loss carryover	$ 248,860	$ 200,645	$ 125,552
Less, Valuation allowance	(248,860)	(200,645)	(125,552)
Net deferred tax asset
Expected rate	34.00%	34.00%	34.00%
GREECE
Net operating loss carryover	223,554	218,800	206,000
Less, Valuation allowance	(223,554)	(218,800)	(206,000)
Net deferred tax asset
Expected rate	20.00%	25.00%	25.00%